UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 29, 2008
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                         CHIMERA INVESTMENT CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

            Maryland                 333-145525              26-0630461
          ------------             --------------          --------------
  (State or Other Jurisdiction      (Commission            (IRS Employer
       of Incorporation)            File Number)         Identification No.)

                1211 Avenue of the Americas
                        Suite 2902
                    New York, New York                      10036
              -------------------------------             ---------
         (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:   (212) 696-0100

                                    No Change
                                    ---------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
           ----------------------------------------------

     On July 29, 2008, Chimera Investment Corporation (the "Company"), terminated the master repurchase agreement, dated as of January 31, 2008, by and among the Company, DB Structured Products, Inc. and Deutsche Bank Securities Inc.

     On July 29, 2008, the Company terminated the master repurchase agreement, dated as of January 18, 2008, between the Company and Credit Suisse First Boston Mortgage Capital LLC.

     The Company has no amounts outstanding under each of these agreements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Chimera Investment Corporation


                                           By:  /s/ A. Alexandra Denahan
                                              ----------------------------------
                                              Name: A. Alexandra Denahan
                                              Title: Chief Financial Officer

Date: July 31, 2008